Nomura Asset Acceptance Corporation

Alternative Loan Trust, Series 2005-S3

$214,007,000 (+/- 10%)

(Approximate)

Computational Materials

August 10, 2005

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Recipients must read the information contained in the attached Information Statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the Information Statement, call your NSI account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the Securities discussed in this communication. NSI is acting as underwriter/placement agent and not as agent for the Depositor in connection with the proposed transaction.

Computational Materials NAAC Series 2005-S3 August 10, 2005

INFORMATION STATEMENT

The attached tables, together with the summary information presented herein (the “Computational Materials”) are furnished to you by Nomura Securities International, Inc. (“NSI”) and not by Nomura Asset Acceptance Corporation (together with any of its other affiliates, “NAAC”). NAAC has not prepared, provided, approved or verified any statistical or numerical information in these materials. The information herein is preliminary and is subject to completion or change. Although a registration statement (including the prospectus) has been filed with the Securities and Exchange Commission (“SEC”) and is effective, the final prospectus supplement relating to the issuance (the “Securities”) discussed in this communication has not been filed with the SEC. Investors are urged to read the base prospectus and the prospectus supplement (collectively, the “Offering Documents”) and other relevant documents filed or to be filed with the SEC, because they contain important information.

The information herein is being provided for informational use solely in connection with the consideration of an investment in the Securities. Its use for any other purpose is not authorized.

The information set forth in these Computational Materials, including the collateral tables which follow, may be based only on a statistical sample of Mortgage Loans (defined below) (the “Statistical Pool”) expected to be included in the trust along with other Mortgage Loans on the Closing Date (defined below). In addition, certain Mortgage Loans contained in the Statistical Pool may be deleted from the pool of Mortgage Loans delivered to the trust on the Closing Date (the “Final Pool”). The Statistical Pool may not necessarily represent a statistically relevant sample, notwithstanding any contrary references herein. Furthermore, it is expected that the Statistical Pool will be larger than the Final Pool, and the aggregate principal balances of the Mortgage Loans in the Final Pool will be reduced from the Statistical Pool as described in these Computational Materials. Although NSI believes the information with respect to the Statistical Pool will be representative of the Final Pool (except with respect to aggregate principal balance of the Mortgage Loans, as described above), the collateral characteristics of the Final Pool may nonetheless vary from the collateral characteristics of the Statistical Pool.

The Offering Documents discussed in this communication will be filed with the SEC. This communication shall not constitute an offer to sell or the solicitation of any offer to buy the Securities, nor shall there be any sale of the Securities discussed in this communication, in any state in which such offer, solicitation or sale would be unlawful under the securities laws of any such state. These Computational Materials do not contain all information that is required to be included in the Offering Documents. Prospective purchasers are referred to the Offering Documents for important information. Offering Documents may be obtained by contacting your NSI representative.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

An investor or potential investor in the Securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

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Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. These Computational Materials do not contain all information that is required to be included in the base prospectus and prospectus supplement. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the Securities discussed in this communication. NSI is acting as underwriter/placement agent and not as agent for the Depositor in connection with the proposed transaction.

Computational Materials NAAC Series 2005-S3 August 10, 2005

STRUCTURAL SUMMARY

Structure Overview

re Overview
Class	Initial Principal Balance ($)(1)(5)	Type	Initial Pass-Through Rate (%)(2)	Step-Up Pass-Through Rate (%)(3)	Weighted Average Life (yrs.)(4)	Principal Window (months)(4)	Expected Rating (S&P/Moody's)(5)
A-1	131,948,000	Senior/Floating (6)	1M LIBOR + [TBD]	1M LIBOR + [TBD]	1.00	1-26	AAA/Aaa
A-2	30,076,000	Senior/Floating (6)	1M LIBOR + [TBD]	1M LIBOR + [TBD]	2.66	26-65	AAA/Aaa
A-IO	Notional (7)	Senior/IO (8)	20.00% (8)	20.00% (8)	N/A	N/A	AAA/Aaa
M-1	24,754,000	Subordinate/Floating (6)	1M LIBOR + [TBD]	1M LIBOR + [TBD]	5.11	50-65	AA/Aa2
M-2	14,627,000	Subordinate/Floating (6)	1M LIBOR + [TBD]	1M LIBOR + [TBD]	4.28	43-65	A/A2
B-1	10,127,000	Subordinate/Floating (6)	1M LIBOR + [TBD]	1M LIBOR + [TBD]	4.05	39-65	BBB/Baa2
B-2	2,475,000	Subordinate/Floating (6)	1M LIBOR + [TBD]	1M LIBOR + [TBD]	3.96	39-65	BBB-/Baa3
B-3	4,613,000	Subordinate/Fixed	8.00% (9)	8.00%	3.93	38-65	BB/Ba2
X	N/A	N/A	N/A	N/A	N/A	N/A	Not Rated
P	100	N/A	N/A	N/A	N/A	N/A	Not Rated
R	N/A	N/A	N/A	N/A	N/A	N/A	Not Rated

NOTE: The Class B-3, X, P and R Certificates are not being offered.

Any information with regard to the Non-Offered Certificates is only provided to enhance the understanding of the Offered Certificates.

(1) Approximate. Subject to a permitted variance of plus or minus 10%.

(2) On or prior to the first Optional Termination date.

(3) If the Optional Termination provision is not exercised, the margin on the Floating Rate Certificates will increase as specified.

(4) Run to the 10% Optional Termination date. Run at pricing speed of 20% to 35% CPR over 12 months.

(5) Final class sizes and ratings may vary and will be contingent on the final pool, excess spread and other structural attributes.

(6) The pass-through rate for the Floating Rate Certificates for each Distribution Date is a per annum rate equal to the lesser of:

(i) the sum of one-month LIBOR for that Distribution Date plus the related certificate margin, and (ii) the applicable Net Funds Cap.

(7) The Notional Balance on any Distribution Date on or prior to the Distribution Date in March 2008 will be calculated based on the lesser of:

 (i) the aggregate principal balance of the Mortgage Loans and (ii) the Class A-IO Certificates Notional Balance Schedule as set forth on page 17 of these Preliminary Computational Materials. After the Distribution Date in March 2008, the Class A-IO Certificates will not receive any distributions.

(8) The pass-through rate for the Class A-IO Certificates for each Distribution Date is a per annum fixed rate equal to the lesser of: (a) 20.00%  and (b) the applicable Net Funds Cap.

(9) The pass-through rate on the Class B-3 Certificates for each Distribution Date is a per annum rate equal to the lesser of (a) 8.00% and (b) the applicable Net Funds Cap.

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Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. These Computational Materials do not contain all information that is required to be included in the base prospectus and prospectus supplement. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the Securities discussed in this communication. NSI is acting as underwriter/placement agent and not as agent for the Depositor in connection with the proposed transaction.

Computational Materials NAAC Series 2005-S3 August 10, 2005

COLLATERAL SUMMARY

The mortgage pool consists of one- to four-family fixed-rate residential mortgage loans secured by second liens (the “Mortgage Loans”). The Mortgage Loans had an aggregate principal balance as of August 1, 2005 of approximately $225,034,448 (the “Statistical Cut-off Date Principal Balance”).

The collateral information contained herein reflects the August 1, 2005 stated principal balances. The Mortgage Loans expected to be included in the trust as of the Cut-off Date are expected to have similar characteristics as the Mortgage Loans set forth below. For further collateral information, see “Collateral Details” beginning on page 23.

Characteristics of the Mortgage Loans
Current Mortgage Rate*	10.366%
Current Net Mortgage Rate*	9.826%
Statistical Cut-off Date Mortgage Loan Principal Balance	$225,034,448.33
Statistical Cut-off Date Average Mortgage Loan Principal Balance	$54,620.01
Mortgage Loan Count	4,120
Original Term (months)*	221
Months Since Origination*	3
Stated Remaining Term (months)*	218
Mortgage Loans with Interest Only Terms	2.48%
Mortgage Loans with Prepay Penalty Terms	41.07%
Credit Score**	678
Original Loan to Value Ratio*	19.83%
Original Combined Loan to Value Ratio*	96.43%
Documentation Type - Full /Alternative	33.58%
Loan Purpose – Purchase/ Rate-Term	83.47%
Occupancy Type - Primary/ Second Home	90.65%
Property Type - Single Family Residence/ PUD	86.36%
California Concentration	33.92%

* Weighted Average

** Non-Zero Weighted Average

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Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. These Computational Materials do not contain all information that is required to be included in the base prospectus and prospectus supplement. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the Securities discussed in this communication. NSI is acting as underwriter/placement agent and not as agent for the Depositor in connection with the proposed transaction.

Computational Materials NAAC Series 2005-S3 August 10, 2005

TRANSACTION SUMMARY

Title of Series:

Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-S3

Cut-off Date:

September 1, 2005

Statistical Cut-off Date:

August 1, 2005

Closing Date:

On or about September 29, 2005

Investor Settlement Date:

On or about September 30, 2005

Depositor:

Nomura Asset Acceptance Corporation

Underwriter:

Nomura Securities International, Inc.

Seller:

Nomura Credit & Capital, Inc.

Servicer:

GMAC Mortgage Corporation.

Servicing/Special Servicer:

The Seller, as owner of the Mortgage Loans to be sold to the trust fund, will retain certain rights relating to the servicing of the Mortgage Loans, including the right to terminate and replace GMAC Mortgage Corporation at any time, without cause, or hire a special servicer as further specified in the pooling and servicing agreement.

Master Servicer &

Securities Administrator:

Wells Fargo Bank, N.A. The Master Servicer will oversee and enforce the servicing of the Mortgage Loans by the Servicer.

Trustee:

HSBC Bank USA, National Association

Custodian:

JPMorgan Chase Bank, N.A. and/or Wells Fargo Bank, N.A.

Credit Risk Manager:

The Murrayhill Company, as Credit Risk Manager for the trust, will monitor the performance of and make recommendations to the Servicer regarding certain delinquent and defaulted Mortgage Loans. The Credit Risk Manager will rely upon Mortgage Loan data that is provided to it by the Servicer in performing its advisory and monitoring functions.

Type of Offering:

The Offered Certificates will be offered from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale.

Form of Registration:

The trust will issue the Offered Certificates initially in book-entry form through DTC, Clearstream Luxembourg and Euroclear.

Minimum Denomination:

For each class of Offered Certificate, $25,000 and multiples of $1 in excess thereof.

ERISA Eligibility:

The Class A-1, Class A-2, Class A-IO, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates are expected to be ERISA eligible and may be purchased by employee benefit plans that are subject to ERISA. The Non-Offered Certificates may not be transferred to any such investors.

SMMEA Eligibility:

The Offered Certificates will not constitute “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended (“SMMEA”).

Record Date:

For each class of Offered Certificates (other than the Class A-IO) and the Class B-3 Certificates and for any Distribution Date, the Record Date shall be the business day preceding the applicable Distribution Date so long as such certificates remain in book-entry form; otherwise it shall be the same as for the Class A-IO. For the Class A-IO Certificates and for any Distribution Date, the Record Date shall be last business day of the month preceding the month in which such Distribution Date occurs.

Distribution Date:

The 25th day of each calendar month beginning in October 2005, or if such day is not a business day, then the following business day.

Last Scheduled Distribution Date:

The Distribution Date in [August] 2035 will be the last scheduled Distribution Date for the Offered Certificates. It is possible that the certificate principal balance of any class of Offered Certificates may not be fully paid or reduced to zero by said date.

Accrual Periods:

The Accrual Period for the Class A-1, Class A-2, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates and any Distribution Date will be the period commencing on the immediately preceding Distribution Date (or, with respect to the first Accrual Period, the Closing Date) and ending on the day immediately preceding the related Distribution Date. Calculations of interest on such certificates will be based on a 360-day year and the actual number of days elapsed during the related Accrual Period.

The Accrual Period for the Class A-IO and Class B-3 Certificates and any Distribution Date will be the calendar month immediately preceding the month in which such Distribution Date occurs. Calculations of interest on such certificates will be based on a 360-day year that consists of twelve 30-day months.

1M LIBOR/Index Rate:

The “Index Rate” is the rate for one-month deposits in U.S. Dollars which appear on the Telerate Page 3750 two London banking days prior to the first day of the related Accrual Period or, if such rate does not appear on the Telerate Page 3750, the rate determined based on the rates at which one-month deposits in U.S. Dollars are offered by the reference banks to prime banks in the London interbank market.

Optional Termination:

The master servicer, at its option, may purchase all of the mortgage loans from the trust, thereby retiring the certificates. This optional purchase of the mortgage loans may occur on any distribution date on or after the later of the distribution date in April 2008 and the distribution date when the current aggregate principal balance of the mortgage loans is less than or equal to 10% of the sum of the aggregate principal balance of the mortgage loans as of the cut-off date.

Coupon Step Up:

If the Optional Termination is not exercised on the first possible Optional Termination date, the margin on the Floating Rate Certificates will increase as set forth on page 3 of these Computational Materials.

Interest Rate Cap Agreement:

On or before the Closing Date, the Securities Administrator, on behalf of the trust, will enter into an interest rate cap agreement (the “Interest Rate Cap Agreement”) with [Nomura Global Financial Products Inc.] or such other counterparty acceptable to the rating agencies (the “Counterparty”).

Offered Certificates:

The Class A-1, Class A-2, Class A-IO, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates.

Non-Offered Certificates:

The Class B-3, Class X, Class P and Class R Certificates.

Senior Certificates:

The Class A-1, Class A-2 and Class A-IO Certificates.

Subordinate Certificates:

The Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates.

Floating Rate Certificates:

The Class A-1, Class A-2, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates.

Fixed Rate Certificates:

The Class A-IO and Class B-3 Certificates.

Class A-IO Certificates:

The notional amount of the Class A-IO Certificates will be as follows on Page 17 of these Computational Materials.

Advances:

The Servicer is obligated to make advances for delinquent payments of principal and interest on each Mortgage Loan to the extent that those advances are, in its reasonable judgment, recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related Mortgage Loan, provided that the Servicer will not be required to make advances after the Mortgage Loan becomes 180 days delinquent. The Master Servicer will be obligated to make advances to the extent that the Servicer is required to do so, but fails to do so.

Taxation – REMIC:

For federal income tax purposes, the trust will comprise multiple real estate mortgage investment conduits (each a “REMIC”), organized in a tiered REMIC structure. The Offered Certificates (exclusive of any right to receive payments in respect of any basis risk shortfall), the Class B-3, the Class X and Class P Certificates will represent beneficial ownership of “regular interests” in the related REMIC.

The Class R Certificates will represent the beneficial ownership of “residual interests” in the related REMIC.

Certain classes of Offered Certificates may be issued with original issue discount for federal income tax purposes.

Ratings:

The Offered Certificates, subject to rating agency approval, are expected to be rated by Moody’s Investors Service, Inc. (“Moody’s”) and/or Standard & Poor’s Ratings Services (“S&P”), with the ratings as indicated in the table on page 3 of these Computational Materials.

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Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. These Computational Materials do not contain all information that is required to be included in the base prospectus and prospectus supplement. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the Securities discussed in this communication. NSI is acting as underwriter/placement agent and not as agent for the Depositor in connection with the proposed transaction.

Computational Materials NAAC Series 2005-S3 August 10, 2005

CREDIT ENHANCEMENT

1.

Excess Cashflow

Excess cashflow is expected to be generated because the amount of interest collected on the loans for each due period is expected to be higher than the interest distributable on the certificates and the fees and expenses of the trust for the related Distribution Date. A portion of this excess interest will be applied both to absorb interest shortfalls and to maintain the required level of overcollateralization.

2.

Subordination

Expected Credit Enhancement*
	Expected	Expected
	Percent of	Credit
Class	Deal Size (%)	Enhancement (%)
A-1	58.63	28.00
A-2	13.37	28.00
M-1	11.00	17.00
M-2	6.50	10.50
B-1	4.50	6.00
B-2	1.10	4.90
B-3	2.05	2.85

* As of the Closing Date.

Note: Final class sizes and credit enhancement levels are subject to change based on final rating agency requirements.

Allocation of Losses

The Senior Certificates will have a payment priority over the Subordinate Certificates. Each class of Subordinate Certificates will be subordinate to each other class of Subordinate Certificates with a higher payment priority as described below. Losses on the Mortgage Loans will first reduce funds on deposit in the Interest Rate Cap Account. If there are no funds in the Interest Rate Cap Account, then next to the available excess cashflow and then to reduce the overcollateralization. If there is no overcollateralization at that time, losses on the Mortgage Loans will be allocated to the Subordinate Certificates, in the reverse order of their priority of payment, until the certificate principal balance of each class of Subordinate Certificates has been reduced to zero. The Class B-3 Certificates are subordinate to the Class B-2 Certificates, which are subordinate to the Class B-1 Certificates, which are subordinate to the Class M-2 Certificates, which are subordinate to the Class M-1 Certificates.

3.

Overcollateralization

Overcollateralization Amount

For any Distribution Date, the “Overcollateralization Amount” will be equal to the amount, if any, by which (x) the aggregate loan balance of the Mortgage Loans as of the last day of the related due period exceeds (y) the aggregate certificate principal balance of the certificates after giving effect to payments on such Distribution Date.

Targeted Overcollateralization Amount

With respect to any Distribution Date prior to the Stepdown Date, approximately [2.85]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date. With respect to any Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect, the greater of (a) [5.70]% of the aggregate loan balance of the Mortgage Loans as of the last day of the related due period, or (b) [0.50]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date. With respect to any Distribution Date on or after the Stepdown Date with respect to which a Trigger Event is in effect, the Targeted Overcollateralization Amount for the Distribution Date immediately preceding such Distribution Date.

Stepdown Date

The earlier of (i) the first Distribution Date following the Distribution Date on which the certificate principal balances of the Senior Certificates have been reduced to zero and (ii) the later to occur of (a) the Distribution Date in [October] 2008, and (b) the first Distribution Date on which the Senior Enhancement Percentage (for this purpose only, prior to giving effect to principal payments on such Distribution Date) is greater than or equal to approximately [56.00]%.

Trigger Event

A Trigger Event will occur for any Distribution Date if either (i) the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months as of the last day of the related due period equals or exceeds [TBD]% of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the aggregate loan balance on the Closing Date for such Distribution Date is greater than the percentage set forth below:

Trigger Event
Range of Distribution Dates	Cumulative Loss Percentage
October 2008 - September 2009	[TBD]
October 2009- September 2010	[TBD]
October 2010 - September 2011	[TBD]
October 2011 and thereafter	[TBD]

The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Delinquency Rate

With respect to any calendar month, the fraction, expressed as a percentage, the numerator of which is the aggregate loan balance of the Mortgage Loans 60 or more days delinquent (including all foreclosures and REO properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance of the Mortgage Loans as of the close of business on the last day of such month.

4.

Interest Rate Cap Agreement

On or before the Closing Date, the Securities Administrator, on behalf of the trust, will enter into an Interest Rate Cap Agreement with [Nomura Global Financial Products Inc.] (or such other counterparty acceptable to the rating agencies) as Counterparty whereby, in consideration for a payment by the trust to the Counterparty on the Closing Date, the Counterparty will agree to make payments to the trust on each Interest Rate Cap Agreement Payment Date on which the Index Rate exceeds [3.50]% for such Distribution Date. Any amounts received by the Securities Administrator under the Interest Rate Cap Agreement will be deposited to an account established by the Securities Administrator (the “Interest Rate Cap Account”). The “Interest Rate Cap Agreement Payment Date” is the second Business Day prior to the 25th day of each month beginning in October 2005, to and including the Termination Date (being [September 2011]), subject to the Modified Following Business Day Convention (within the meaning of the 2000 ISDA Definitions). A “Business Day” under the Interest Rate Cap Agreement is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in New York.

Under the Interest Rate Cap Agreement, the Counterparty will agree to make payments to the trust on each Interest Rate Cap Agreement Payment Date equal to the product of (i) a fraction, the numerator of which is the number of days elapsed since the 25th day of the calendar month prior to the corresponding Interest Rate Cap Agreement Payment Date (or, in the case of the first Interest Rate Cap Agreement Payment Date, since the Closing Date) through, but not including, the 25th day of the calendar month in which the related Interest Rate Cap Agreement Payment Date occurs, subject to the Modified Following Business Day Convention (within the meaning of the 2000 ISDA Definitions), and the denominator of which is 360, (ii) a notional amount, which is the lesser of (a) the notional amount as set forth on page 16 of these Computational Materials for such Interest Rate Cap Agreement Payment Date and (b) the aggregate certificate principal balance of the certificates (other than the Class P Certificates) immediately prior to such date and (iii) the percentage equal to the difference between (1) the Index Rate for such period and (2) [3.50]%, (the “Interest Rate Cap Agreement Payment Amount”) provided, that if the Index Rate is less than or equal to [3.50]%, then the Interest Rate Cap Agreement Payment Amount will be zero.

Amounts on deposit in the Interest Rate Cap Account will be available on any Distribution Date to pay the following amounts:

(A) To the Principal Payment Amount, up to the amount of realized losses on the Mortgage Loans incurred during the related collection period; and

(B) Sequentially, to the Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates, any applicable Deferred Amounts, with interest thereon at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of Deferred Amounts on such Distribution Date.

Amounts paid under the Interest Rate Cap Agreement not used on any Distribution Date to cover realized losses on the Mortgage Loans or to pay Deferred Amounts will remain on deposit in the Interest Rate Cap Account and may be available on future Distribution Dates to make the distributions described in the preceding paragraph. Unless terminated earlier, the Interest Rate Cap Agreement will terminate on the Interest Rate Cap Payment Date in June 2011 (after the payment due on such date is paid). Any amount on deposit in the Interest Rate Cap Account after termination of the Interest Rate Cap Agreement will be released to the Class X Certificateholders.

DISTRIBUTIONS

Distributions of Interest

On each Distribution Date, the interest remittance amount for such Distribution Date will be paid in the following order of priority:

(1)

Concurrently, to the Class A-1, Class A-2 and Class A-IO Certificates, Current Interest and Carryforward Interest for such classes and such Distribution Date;

(2)

To the Class M-1 Certificates, Current Interest and any Carryforward Interest for such class and such Distribution Date;

(3)

To the Class M-2 Certificates, Current Interest and any Carryforward Interest for such class and such Distribution Date;

(4)

To the Class B-1 Certificates, Current Interest and any Carryforward Interest for such class and such Distribution Date;

(5)

To the Class B-2 Certificates, Current Interest and any Carryforward Interest for such class and such Distribution Date;

(6)

To the Class B-3 Certificates, Current Interest and any Carryforward Interest for such class and such Distribution Date; and

(7)

For application as part of monthly excess cashflow for such Distribution Date, as described below, any interest remittance amount remaining after application pursuant to clauses (1) through (6) above (such amount, “Monthly Excess Interest”) for such Distribution Date.

Distributions of Principal

On each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, the Principal Payment Amount will be paid in the following order of priority:

1)

Sequentially and in that order, to the Class A-1 and Class A-2 Certificates, in each case until the respective certificate principal balances thereof have each been reduced to zero;

2)

To the Class M-1 Certificates, until its certificate principal balance has been reduced to zero;

3)

To the Class M-2 Certificates, until its certificate principal balance has been reduced to zero;

4)

To the Class B-1 Certificates, until its certificate principal balance has been reduced to zero;

5)

To the Class B-2 Certificates, until its certificate principal balance has been reduced to zero;

6)

To the Class B-3 Certificates, until its certificate principal balance has been reduced to zero; and

7)

For application as part of monthly excess cashflow for such Distribution Date, as described below, any such principal payment amount remaining after application pursuant to clauses (1) through (6) above.

On each Distribution Date (a) on or after the Stepdown Date and (b) with respect to which a Trigger Event is not in effect, the Principal Payment Amount will be paid in the following order of priority:

1)

Sequentially and in that order, to the Class A-1 and Class A-2 Certificates, the Class A Principal Payment Amount for such Distribution Date, in each case until the respective certificate principal balances thereof have each been reduced to zero;

2)

To the Class M-1 Certificates, the Class M-1 Principal Payment Amount for such Distribution Date, until its certificate principal balance has been reduced to zero;

3)

To the Class M-2 Certificates, the Class M-2 Principal Payment Amount for such Distribution Date, until its certificate principal balance has been reduced to zero;

4)

To the Class B-1 Certificates, the Class B-1 Principal Payment Amount for such Distribution Date, until its certificate principal balance has been reduced to zero;

5)

To the Class B-2 Certificates, the Class B-2 Principal Payment Amount for such Distribution Date, until its certificate principal balance has been reduced to zero;

6)

To the Class B-3 Certificates, the Class B-3 Principal Payment Amount for such Distribution Date, until its certificate principal balance has been reduced to zero; and

7)

For application as part of monthly excess cashflow for such Distribution Date, as described below, any such principal payment amount remaining after application pursuant to clauses (1) through (6) above.

Distribution of Monthly Excess Cashflow

On each Distribution Date, monthly excess cashflow will be distributed in the following order of priority:

1)

A) Until the aggregate certificate principal balance of the Certificates equals the aggregate loan balance of the Mortgage Loans for such Distribution Date minus the Targeted Overcollateralization Amount for such Distribution Date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the extent of monthly excess interest for such Distribution Date, to the Certificates, in the following order of priority:

i.

Sequentially and in that order, to the Class A-1 and Class A-2 Certificates, in each case until the respective certificate principal balances thereof have each been reduced to zero;

ii.

To the Class M-1 Certificates, until its certificate principal balance has been reduced to zero;

iii.

To the Class M-2 Certificates, until its certificate principal balance has been reduced to zero;

iv.

To the Class B-1 Certificates, until its certificate principal balance has been reduced to zero;

v.

To the Class B-2 Certificates, until its certificate principal balance has been reduced to zero; and

vi.

To the Class B-3 Certificates, until its certificate principal balance has been reduced to zero.

B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect, to fund any principal distributions required to be made on such Distribution Date as set forth above, after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth above under “Distributions of Principal”.

(2)

To the Class M-1 Certificates, any Deferred Amount with interest thereon at the pass-through rate for such class;

(3)

To the Class M-2 Certificates, any Deferred Amount with interest thereon at the pass-through rate for such class;

(4)

To the Class B-1 Certificates, any Deferred Amount with interest thereon at the pass-through rate for such class;

(5)

To the Class B-1 Certificates, any Deferred Amount with interest thereon at the pass-through rate for such class;

(6)

To the Class B-3 Certificates, any Deferred Amount with interest thereon at the pass-through rate for such class;

(7)

To the Basis Risk Shortfall Reserve Fund and then from the Basis Risk Shortfall Reserve fund to the Class A-1 and Class A-2 Certificates, any basis risk shortfall for such class;

(8)

To the Basis Risk Shortfall Reserve Fund and then from the Basis Risk Shortfall Reserve Fund to the Class M-1 Certificates, any basis risk shortfall for such class;

(9)

To the Basis Risk Shortfall Reserve Fund and then from the Basis Risk Shortfall Reserve Fund to the Class M-2 Certificates, any basis risk shortfall for such class;

(10)

To the Basis Risk Shortfall Reserve Fund and then from the Basis Risk Shortfall Reserve Fund to the Class B-1 Certificates, any basis risk shortfall for such class;

(11)

To the Basis Risk Shortfall Reserve Fund and then from the Basis Risk Shortfall Reserve Fund to the Class B-2 Certificates, any basis risk shortfall for such class;

(12)

To the Basis Risk Shortfall Reserve Fund and then from the Basis Risk Shortfall Reserve Fund to the Class B-3 Certificates, any basis risk shortfall for such class;

(13)

To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

(14)

To the Class R Certificates, any remaining amount, as appropriate. It is not anticipated that any amounts will be distributed to the Class R Certificates under this clause (14).

Distributions pursuant to subparagraphs (2) through (6) on any Distribution Date will be made after giving effect to any withdrawals from the Interest Rate Cap Account on such date to pay Deferred Amounts.

DEFINITIONS

The following terms are given the meanings shown below to help describe the cashflows on the certificates:

Net Funds Cap

With respect to the Offered Certificates (other than the Class A-IO Certificates) and the Class B-3 Certificates and any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for such Distribution Date less Current Interest due on the Class A-IO Certificates on such Distribution Date and (2) 12, and the denominator of which is the aggregate loan balance of the Mortgage Loans for the immediately preceding Distribution Date, multiplied by (in the case of the Floating Rate Certificates) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

With respect to the Class A-IO Certificates and any Distribution Date, a per annum rate equal to a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for such Distribution Date and (2) 12, and the denominator of which is the Class A-IO Certificates Notional Balance for such Distribution Date.

Current Interest

For any class of Offered Certificates and the Class B-3 Certificates and any Distribution Date, the amount of interest accruing at the applicable pass-through rate on the related certificate principal balance or notional amount, as applicable, during the related Accrual Period; provided, that as to each class of certificates the Current Interest will be reduced by a pro rata portion of any interest shortfalls to the extent not covered by excess interest.

Carryforward Interest

With respect to the Offered Certificates and the Class B-3 Certificates and any Distribution Date, the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such class for the immediately preceding Distribution Date; and (B) any unpaid Carryforward Interest for such class from previous Distribution Dates exceeds (y) the amount paid in respect of interest on such class on the immediately preceding Distribution Date; and (2) with respect to each such class, other than the Class A-IO Certificates, interest on such amount for the related accrual period at the applicable pass-through rate.

Optimal Interest Remittance Amount

For any Distribution Date, the Optimal Interest Remittance Amount will be equal to the excess of (i) the product of (1) (x) the weighted average net mortgage rates of the Mortgage Loans as of the first day of the related due period divided by (y) 12 and (2) the aggregate loan balance for the immediately preceding Distribution Date, over (ii) any expenses that reduce the interest remittance amount that did not arise as a result of a default or delinquency of the Mortgage Loans or were not taken into account in computing the expense fee rate.

Principal Remittance Amount

For any Distribution Date, the sum of (i) the scheduled principal payments on the Mortgage Loans due during the related due period, received on or prior to the related determination date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment as required by the pooling and servicing agreement) during the related prepayment period; (iii) the principal portion of all other unscheduled collections (other than payaheads), including insurance proceeds, condemnation proceeds, liquidation proceeds, subsequent recoveries and all full and partial principal prepayments, received during the related prepayment period, to the extent applied as recoveries of principal on the Mortgage Loans; and (iv) the principal portion of payaheads previously received on the Mortgage Loans and intended for application in the related due period.

Principal Payment Amount

For any Distribution Date will be equal to the Principal Remittance Amount for such Distribution Date including proceeds available from the Interest Rate Cap Agreement to cover losses on the Mortgage Loans minus the overcollateralization release amount, if any, for such Distribution Date.

Class A Principal Payment Amount

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, will be the amount, if any, by which (x) the [aggregate] certificate principal balance of the Class A-1 and Class A-2 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) approximately [44.00]% and (ii) the aggregate loan balance of the Mortgage Loans for such Distribution Date as of the last day of the related due period and (B) the amount, if any, by which (i) the aggregate loan balance of the Mortgage Loans for such Distribution Date as of the last day of the related due period exceeds (ii) [0.50]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Payment Amount

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, will be the amount, if any, by which (x) the sum of (i) the [aggregate] certificate principal balance of the Class A-1 and Class A-2 Certificates, after giving effect to payments on such Distribution Date and (ii) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) approximately [66.00]% and (ii) the aggregate loan balance of the Mortgage Loans as of the last day of the related due period and (B) the amount, if any, by which (i) the aggregate loan balance of the Mortgage Loans as of the last day of the related due period exceeds (ii) [0.50]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Payment Amount

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, will be the amount, if any, by which (x) the sum of (i) the [aggregate] certificate principal balance of the Class A-1 and Class A-2 Certificates and the Class M-1 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) approximately [79.00]% and (ii) the aggregate loan balance of the Mortgage Loans as of the last day of the related due period and (B) the amount, if any, by which (i) the aggregate loan balance of the Mortgage Loans for such Distribution Date as of the last day of the related due period exceeds (ii) [0.50]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Payment Amount

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, will be the amount, if any, by which (x) the sum of (i) the [aggregate] certificate principal balance of the Class A-1 and Class A-2 Certificates, the Class M-1 and Class M-2 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) approximately [88.00]% and (ii) the aggregate loan balance of the Mortgage Loans as of the last day of the related due period and (B) the amount, if any, by which (i) the aggregate loan balance of the Mortgage Loans as of the last day of the related due period exceeds (ii) [0.50]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Payment Amount

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the [aggregate] certificate principal balance of the Class A-1 and Class A-2 Certificates, the Class M-1, Class M-2 and Class B-1 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) approximately [90.20]% and (ii) the aggregate loan balance of the Mortgage Loans for such Distribution Date as of the last day of the related due period and (B) the amount, if any, by which (i) the aggregate loan balance of the Mortgage Loans for such Distribution Date as of the last day of the related due period exceeds (ii) [0.50]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Payment Amount

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, will be the amount, if any, by which (x) the sum of (i) the [aggregate] certificate principal balance of the Class A-1 and Class A-2 Certificates, the Class M-1, Class M-2, Class B-1 and B-2 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) approximately [94.30]% and (ii) the aggregate loan balance of the Mortgage Loans as of the last day of the related due period and (B) the amount, if any, by which (i) the aggregate loan balance of the Mortgage Loans for such Distribution Date as of the last day of the related due period exceeds (ii) [0.50]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date.

Senior Enhancement Percentage

The fraction, expressed as a percentage, the numerator of which is the sum of the aggregate certificate principal balance of the Subordinate Certificates and the Overcollateralization Amount, in each case after giving effect to payments on such Distribution Date, and the denominator of which is the balance of the Mortgage Loans for such Distribution Date.

Deferred Amount

With respect to any class of Subordinate Certificates and any Distribution Date, the amount by which (x) the aggregate of the realized losses previously applied in reduction of the certificate principal balance thereof exceeds (y) the aggregate of amounts previously paid in reimbursement thereof and the amount by which the certificate principal balance of any such class has been increased due to the collection of subsequent recoveries.

Basis Risk Shortfall Reserve Fund

The source of funds on deposit in the Basis Risk Shortfall Reserve Fund will be limited to amounts in respect of monthly excess cashflow that would otherwise be paid on the Class X Certificates.

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Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. These Computational Materials do not contain all information that is required to be included in the base prospectus and prospectus supplement. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the Securities discussed in this communication. NSI is acting as underwriter/placement agent and not as agent for the Depositor in connection with the proposed transaction.

Computational Materials NAAC Series 2005-S3 August 10, 2005

INTEREST RATE CAP AGREEMENT SCHEDULE

Period	Date	Balance ($)	Strike (%)	Period	Date	Balance ($)	Strike (%)
1	10/25/2005	218,000,000	3.50	37	10/25/2008	74,774,000	3.50
2	11/25/2005	211,615,754	3.50	38	11/25/2008	72,584,204	3.50
3	12/25/2005	205,418,475	3.50	39	12/25/2008	70,458,536	3.50
4	1/25/2006	199,402,686	3.50	40	1/25/2009	68,395,121	3.50
5	2/25/2006	193,563,072	3.50	41	2/25/2009	66,392,134	3.50
6	3/25/2006	187,894,475	3.50	42	3/25/2009	64,447,805	3.50
7	4/25/2006	182,391,886	3.50	43	4/25/2009	62,560,417	3.50
8	5/25/2006	177,050,443	3.50	44	5/25/2009	60,728,302	3.50
9	6/25/2006	171,865,427	3.50	45	6/25/2009	58,949,842	3.50
10	7/25/2006	166,832,257	3.50	46	7/25/2009	57,223,464	3.50
11	8/25/2006	161,946,485	3.50	47	8/25/2009	55,547,645	3.50
12	9/25/2006	157,203,796	3.50	48	9/25/2009	53,920,902	3.50
13	10/25/2006	152,600,000	3.50	49	10/25/2009	52,341,800	3.50
14	11/25/2006	148,131,028	3.50	50	11/25/2009	50,808,943	3.50
15	12/25/2006	143,792,933	3.50	51	12/25/2009	49,320,976	3.50
16	1/25/2007	139,581,880	3.50	52	1/25/2010	47,876,585	3.50
17	2/25/2007	135,494,150	3.50	53	2/25/2010	46,474,494	3.50
18	3/25/2007	131,526,132	3.50	54	3/25/2010	45,113,463	3.50
19	4/25/2007	127,674,320	3.50	55	4/25/2010	43,792,292	3.50
20	5/25/2007	123,935,310	3.50	56	5/25/2010	42,509,812	3.50
21	6/25/2007	120,305,799	3.50	57	6/25/2010	41,264,889	3.50
22	7/25/2007	116,782,579	3.50	58	7/25/2010	40,056,425	3.50
23	8/25/2007	113,362,540	3.50	59	8/25/2010	38,883,351	3.50
24	9/25/2007	110,042,657	3.50	60	9/25/2010	37,744,632	3.50
25	10/25/2007	106,820,000	3.50	61	10/25/2010	36,639,260	3.50
26	11/25/2007	103,691,720	3.50	62	11/25/2010	35,566,260	3.50
27	12/25/2007	100,655,052	3.50	63	12/25/2010	34,524,683	3.50
28	1/25/2008	97,707,316	3.50	64	1/25/2011	33,513,610	3.50
29	2/25/2008	94,845,905	3.50	65	2/25/2011	32,532,146	3.50
30	3/25/2008	92,068,293	3.50	66	3/25/2011	31,579,425	3.50
31	4/25/2008	89,372,024	3.50	67	4/25/2011	30,654,604	3.50
32	5/25/2008	86,754,717	3.50	68	5/25/2011	29,756,868	3.50
33	6/25/2008	84,214,059	3.50	69	6/25/2011	28,885,422	3.50
34	7/25/2008	81,747,805	3.50	70	7/25/2011	28,039,497	3.50
35	8/25/2008	79,353,778	3.50	71	8/25/2011	27,218,345	3.50
36	9/25/2008	77,029,860	3.50	72	9/25/2011	26,421,242	3.50

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Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. These Computational Materials do not contain all information that is required to be included in the base prospectus and prospectus supplement. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the Securities discussed in this communication. NSI is acting as underwriter/placement agent and not as agent for the Depositor in connection with the proposed transaction.

Computational Materials NAAC Series 2005-S3 August 10, 2005

CLASS A-IO CERTIFICATES NOTIONAL BALANCE SCHEDULE

Period	Date	Balance ($)	Coupon (%)
1	10/25/2005	22,503,400	20.00
2	11/25/2005	21,753,287	20.00
3	12/25/2005	21,003,173	20.00
4	1/25/2006	20,253,060	20.00
5	2/25/2006	19,502,947	20.00
6	3/25/2006	18,752,833	20.00
7	4/25/2006	18,002,720	20.00
8	5/25/2006	17,252,607	20.00
9	6/25/2006	16,502,493	20.00
10	7/25/2006	15,752,380	20.00
11	8/25/2006	15,002,267	20.00
12	9/25/2006	14,252,153	20.00
13	10/25/2006	13,502,040	20.00
14	11/25/2006	12,751,927	20.00
15	12/25/2006	12,001,813	20.00
16	1/25/2007	11,251,700	20.00
17	2/25/2007	10,501,587	20.00
18	3/25/2007	9,751,473	20.00
19	4/25/2007	9,001,360	20.00
20	5/25/2007	8,251,247	20.00
21	6/25/2007	7,501,133	20.00
22	7/25/2007	6,751,020	20.00
23	8/25/2007	6,000,907	20.00
24	9/25/2007	5,250,793	20.00
25	10/25/2007	4,500,680	20.00
26	11/25/2007	3,750,567	20.00
27	12/25/2007	3,000,453	20.00
28	1/25/2008	2,250,340	20.00
29	2/25/2008	1,500,227	20.00
30	3/25/2008	750,113	20.00

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Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. These Computational Materials do not contain all information that is required to be included in the base prospectus and prospectus supplement. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the Securities discussed in this communication. NSI is acting as underwriter/placement agent and not as agent for the Depositor in connection with the proposed transaction.

Computational Materials NAAC Series 2005-S3 August 10, 2005

YIELD TABLES

Yield Tables to Maturity

Bond	Price		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC
A-1	100-00	WAL	2.13	1.35	1.00	0.79	0.64	0.54	0.46
		Mod Durn	2.00	1.30	0.97	0.77	0.63	0.53	0.45
		Principal Window	Oct05 - Oct11	Oct05 - Sep08	Oct05 - Nov07	Oct05 - May07	Oct05 - Jan07	Oct05 - Oct06	Oct05 - Aug06

A-2	100-00	WAL	10.18	6.99	2.85	1.99	1.59	1.30	1.07
		Mod Durn	8.24	5.97	2.65	1.90	1.53	1.26	1.05
		Principal Window	Oct11 - Feb24	~Sep08 - May20	~Nov07 - Nov17	May07 - Jan08	Jan07 - Aug07	Oct06 - Mar07	Aug06 - Dec06

M-1	100-00	WAL	8.02	5.73	6.12	4.84	3.70	3.03	2.41
		Mod Durn	6.61	4.96	5.33	4.33	3.39	2.82	2.27
		Principal Window	May09 - Aug21	Feb09 - May20	Nov09 - Jul16	~Jan08 -Dec14	~Aug07 - Dec12	~Mar07 - Jun11	~Dec06 - Apr10

M-2	100-00	WAL	8.01	5.56	4.65	3.59	2.92	2.28	1.88
		Mod Durn	6.54	4.80	4.15	3.29	2.72	2.15	1.79
		Principal Window	May09 - May20	Dec08 - Feb19	Apr09 - Jun15	Jun08 -Feb13	Jan08 - Jul11	Jul07 - Apr10	Mar07 - May09

B-1	100-00	WAL	8.01	5.45	4.36	3.35	2.70	2.13	1.75
		Mod Durn	6.32	4.61	3.83	3.03	2.49	1.99	1.65
		Principal Window	May09 - May20	Nov08 - Sep17	Dec08 -May14	Apr08 - Apr12	Nov07 - Nov10	May07 - Oct09	Feb07 - Jan09

B-2	100-00	WAL	8.01	5.35	4.21	3.24	2.59	2.07	1.70
		Mod Durn	6.03	4.40	3.62	2.88	2.35	1.91	1.59
		Principal Window	May09 - May20	Oct08 - Dec15	Dec08 - Feb13	Mar08 - Apr11	Oct07 -Feb10	May07 - Mar09	Jan07 - Jul08

B-3	90-00	WAL	7.86	5.21	4.09	3.14	2.53	2.00	1.63
		Mod Durn	5.18	3.85	3.21	2.57	2.11	1.70	1.41
		Principal Window	May09 - Apr20	Oct08 - May15	Nov08 - Aug12	Mar08 - Dec10	Sep07 - Nov09	Apr07 - Jan09	Jan07 - May08

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Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. These Computational Materials do not contain all information that is required to be included in the base prospectus and prospectus supplement. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the Securities discussed in this communication. NSI is acting as underwriter/placement agent and not as agent for the Depositor in connection with the proposed transaction.

Computational Materials NAAC Series 2005-S3 August 10, 2005

Yield Tables to Call

Bond	Price		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC
A-1	100-00	WAL	2.13	1.35	1.00	0.79	0.64	0.54	0.46
		Mod Durn	2.00	1.30	0.97	0.77	0.63	0.53	0.45
		Principal Window	Oct05 - Oct11	Oct05 - Sep08	Oct05 - Nov07	Oct05 - May07	Oct05 - Jan07	Oct05 - Oct06	Oct05 - Aug06

A-2	100-00	WAL	9.35	6.06	2.66	1.99	1.59	1.30	1.07
		Mod Durn	7.74	5.34	2.51	1.90	1.53	1.26	1.05
		Principal Window	Oct11 - Mar17	~Sep08 - Mar13	~Nov07 - Feb11	May07 - Jan08	Jan07 - Aug07	Oct06 - Mar07	Aug06 - Dec06

M-1	100-00	WAL	7.55	5.17	5.11	3.93	2.97	2.44	2.17
		Mod Durn	6.33	4.59	4.58	3.60	2.78	2.31	2.06
		Principal Window	May09 - Mar17	Feb09 - Mar13	Nov09 - Feb11	~Jan08 -Nov09	~Aug07 - Dec08	~Mar07 - Apr08	~Dec06 - Apr08

M-2	100-00	WAL	7.55	5.05	4.28	3.32	2.71	2.11	1.82
		Mod Durn	6.28	4.46	3.87	3.07	2.54	2.00	1.73
		Principal Window	May09 - Mar17	Dec08 -Mar13	Apr09 - Feb11	Jun08 -Nov09	Jan08 - Dec08	Jul07 - Apr08	Mar07 - Apr08

B-1	100-00	WAL	7.55	5.02	4.05	3.12	2.52	1.98	1.71
		Mod Durn	6.08	4.33	3.61	2.85	2.34	1.86	1.62
		Principal Window	May09 - Mar17	Nov08 - Mar13	Dec08 - Feb11	Apr08 - Nov09	Nov07 - Dec08	May07 - Apr08	Feb07 - Apr08

B-2	100-00	WAL	7.55	5.01	3.96	3.07	2.45	1.95	1.69
		Mod Durn	5.82	4.19	3.45	2.75	2.24	1.81	1.58
		Principal Window	May09 - Mar17	Oct08 - Mar13	Dec08 - Feb11	Mar08 - Nov09	Oct07 - Dec08	May07 - Apr08	Jan07 - Apr08

B-3	90-00	WAL	7.55	5.00	3.93	3.04	2.44	1.92	1.63
		Mod Durn	5.09	3.75	3.13	2.50	2.06	1.65	1.41
		Principal Window	May09 - Mar17	Oct08 - Mar13	Nov08 - Feb11	Mar08 - Nov09	Sep07 - Dec08	Apr07 - Apr08	Jan07 - Apr08

Class A-IO Yield Table (to 10% Call)

Price	20% CPR	30% CPR	40% CPR	50% CPR	60% CPR	70% CPR	80% CPR
22-30	5.99	5.99	5.99	5.99	5.99	5.99	5.70

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Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. These Computational Materials do not contain all information that is required to be included in the base prospectus and prospectus supplement. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the Securities discussed in this communication. NSI is acting as underwriter/placement agent and not as agent for the Depositor in connection with the proposed transaction.

Computational Materials NAAC Series 2005-S3 August 10, 2005

NET FUNDS CAP(1)

Net Funds Cap Table

Period	Net Funds Cap (%)	Period	Net Funds Cap (%)
1	9.39	34	9.83
2	7.59	35	9.51
3	7.86	36	9.51
4	7.63	37	9.83
5	7.64	38	9.51
6	8.48	39	9.83
7	7.68	40	9.51
8	7.95	41	9.51
9	7.71	42	10.53
10	7.99	43	9.51
11	7.75	44	9.83
12	7.78	45	9.51
13	8.07	46	9.83
14	7.84	47	9.51
15	8.14	48	9.51
16	7.93	49	9.83
17	7.98	50	9.51
18	8.90	51	9.83
19	8.10	52	9.51
20	8.44	53	9.51
21	8.24	54	10.53
22	8.61	55	9.51
23	8.42	56	9.83
24	8.52	57	9.51
25	8.92	58	9.83
26	8.75	59	9.51
27	9.18	60	9.51
28	9.02	61	9.83
29	9.17	62	9.51
30	9.98	63	9.83
31	9.51	64	9.51
32	9.83	65	9.51
33	9.51

Note: 1-month LIBOR is equal to 3. 57%.

(1) Run at pricing speed.

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Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. These Computational Materials do not contain all information that is required to be included in the base prospectus and prospectus supplement. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the Securities discussed in this communication. NSI is acting as underwriter/placement agent and not as agent for the Depositor in connection with the proposed transaction.

Computational Materials NAAC Series 2005-S3 August 10, 2005

EXCESS INTEREST (1)

Excess Interest Table

Period	LIBOR Flat (%)	LIBOR Forward (%)	Period	LIBOR Flat (%)	LIBOR Forward (%)
1	5.62	5.62	34	6.16	5.11
2	3.81	3.60	35	5.84	4.79
3	4.08	3.70	36	5.85	4.80
4	3.84	3.34	37	6.19	5.14
5	3.86	3.23	38	5.48	4.42
6	4.70	3.95	39	5.78	4.68
7	3.89	3.08	40	5.54	4.41
8	4.16	3.33	41	5.56	4.43
9	3.92	3.04	42	6.63	5.49
10	4.19	3.29	43	5.61	4.47
11	3.95	3.03	44	5.95	4.79
12	3.98	3.03	45	5.62	4.47
13	4.27	3.30	46	5.95	4.80
14	4.04	3.05	47	5.63	4.47
15	4.34	3.34	48	5.64	4.47
16	4.12	3.10	49	5.97	4.80
17	4.17	3.14	50	5.65	4.47
18	5.10	4.06	51	5.98	4.79
19	4.29	3.24	52	5.65	4.46
20	4.64	3.59	53	5.65	4.46
21	4.44	3.40	54	6.70	5.50
22	4.81	3.76	55	5.65	4.45
23	4.62	3.57	56	5.98	4.77
24	4.72	3.67	57	5.65	4.45
25	5.13	4.08	58	5.98	4.78
26	4.96	3.91	59	5.65	4.45
27	5.41	4.35	60	5.65	4.45
28	5.26	4.20	61	5.98	4.78
29	5.43	4.36	62	5.66	4.46
30	6.28	5.20	63	5.98	4.78
31	5.81	4.74	64	5.66	4.46
32	6.15	5.08	65	5.66	4.46
33	5.83	4.76

Note: 1-month LIBOR Flat is equal to 3. 57%.

(1) Run at pricing speed.

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Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. These Computational Materials do not contain all information that is required to be included in the base prospectus and prospectus supplement. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the Securities discussed in this communication. NSI is acting as underwriter/placement agent and not as agent for the Depositor in connection with the proposed transaction.

Computational Materials NAAC Series 2005-S3 August 10, 2005

BREAK EVEN TABLE

Break Even Table*
Class	CDR (%)	Collateral Loss ($)	Collateral Loss (% of Deal)
M-1	11.97	53,355,830.77	23.71%
M-2	8.27	39,039,763.10	17.35%
B-1	5.85	28,725,213.45	12.76%
B-2	5.27	26,128,757.86	11.61%
B-3	4.36	21,951,640.80	9.75%

* Assumptions:

1.

Forward Libor Curve, 100 PPC.

2.

100% Loss Severity.

3.

12-month lag.

4.

100% Advances.

5.

CDR indicated is the first CDR to incur a principal loss.

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Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. These Computational Materials do not contain all information that is required to be included in the base prospectus and prospectus supplement. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the Securities discussed in this communication. NSI is acting as underwriter/placement agent and not as agent for the Depositor in connection with the proposed transaction.

Computational Materials NAAC Series 2005-S3 August 10, 2005

COLLATERAL DETAILS

Current Mortgage Rates
Current Rates of the Mortgage Loans (%)	Number of Mortgage Loans	Cut-off Date Principal Balance ($)	Percent of Mortgage Pool (%)
5.501 - 6.000	3	211,166.17	0.09
6.001 - 6.500	6	263,548.59	0.12
6.501 - 7.000	19	1,090,993.90	0.48
7.001 - 7.500	66	5,161,024.92	2.29
7.501 - 8.000	77	5,244,507.02	2.33
8.001 - 8.500	123	7,514,838.33	3.34
8.501 - 9.000	295	18,473,681.01	8.21
9.001 - 9.500	308	18,446,816.66	8.20
9.501 - 10.000	637	34,742,750.16	15.44
10.001 - 10.500	726	32,766,111.59	14.56
10.501 - 11.000	675	32,391,931.84	14.39
11.001 - 11.500	540	26,101,719.44	11.60
11.501 - 12.000	359	25,747,247.63	11.44
12.001 - 12.500	172	10,662,666.61	4.74
12.501 - 13.000	88	4,875,643.19	2.17
13.001 - 13.500	18	924,260.81	0.41
13.501 - 14.000	8	415,540.46	0.18
Total:	4,120	225,034,448.33	100.00

Minimum: 6.000

Maximum: 14.000

Weighted Average: 10.366

Current Net Mortgage Rates
Current Net Mortgage Rates of the Mortgage Loans (%)	Number of Mortgage Loans	Cut-off Date Principal Balance ($)	Percent of Mortgage Pool (%)
5.001 - 5.500	3	211,166.17	0.09
5.501 - 6.000	6	263,548.59	0.12
6.001 - 6.500	19	1,090,993.90	0.48
6.501 - 7.000	66	5,161,024.92	2.29
7.001 - 7.500	77	5,244,507.02	2.33
7.501 - 8.000	123	7,514,838.33	3.34
8.001 - 8.500	295	18,473,681.01	8.21
8.501 - 9.000	308	18,446,816.66	8.20
9.001 - 9.500	637	34,742,750.16	15.44
9.501 - 10.000	728	32,869,993.62	14.61
10.001 - 10.500	673	32,288,049.81	14.35
10.501 - 11.000	540	26,101,719.44	11.60
11.001 - 11.500	359	25,747,247.63	11.44
11.501 - 12.000	172	10,662,666.61	4.74
12.001 - 12.500	88	4,875,643.19	2.17
12.501 - 13.000	18	924,260.81	0.41
13.001 - 13.500	8	415,540.46	0.18
Total:	4,120	225,034,448.33	100.00

Minimum: 5.460

Maximum: 13.460

Weighted Average: 9.826

Principal Balance at Origination
Principal Balances of the Mortgage Loans at Origination ($)	Number of Mortgage Loans	Cut-off Date Principal Balance ($)	Percent of Mortgage Pool (%)
0.01 - 25,000.00	806	15,592,027.39	6.93
25,000.01 - 50,000.00	1716	62,007,791.14	27.55
50,000.01 - 75,000.00	679	41,750,666.09	18.55
75,000.01 - 100,000.00	426	36,418,410.23	16.18
100,000.01 - 125,000.00	279	31,590,742.40	14.04
125,000.01 - 150,000.00	99	13,582,929.47	6.04
150,000.01 - 175,000.00	38	6,156,444.76	2.74
175,000.01 - 200,000.00	24	4,579,367.17	2.03
200,000.01 - 225,000.00	16	3,487,432.65	1.55
225,000.01 - 250,000.00	15	3,616,782.99	1.61
250,000.01 - 275,000.00	9	2,371,480.42	1.05
275,000.01 - 350,000.00	12	3,520,653.35	1.56
350,000.01 - 450,000.00	1	359,720.27	0.16
Total:	4,120	225,034,448.33	100.00

Minimum: 10,000.00

Maximum: 360,000.00

Average: 54,710.58

Cut-off Date Principal Balance
Cut-off Date Principal Balances of the Mortgage Loans ($)	Number of Mortgage Loans	Cut-off Date Principal Balance ($)	Percent of Mortgage Pool (%)
0.01 - 25,000.00	816	15,815,973.19	7.03
25,000.01 - 50,000.00	1707	61,804,834.92	27.46
50,000.01 - 75,000.00	680	41,824,849.00	18.59
75,000.01 - 100,000.00	425	36,423,196.65	16.19
100,000.01 - 125,000.00	278	31,490,783.49	13.99
125,000.01 - 150,000.00	99	13,582,929.47	6.04
150,000.01 - 175,000.00	38	6,156,444.76	2.74
175,000.01 - 200,000.00	24	4,579,367.17	2.03
200,000.01 - 225,000.00	16	3,487,432.65	1.55
225,000.01 - 250,000.00	15	3,616,782.99	1.61
250,000.01 - 275,000.00	9	2,371,480.42	1.05
275,000.01 - 350,000.00	12	3,520,653.35	1.56
350,000.01 - 450,000.00	1	359,720.27	0.16
Total:	4,120	225,034,448.33	100.00

Minimum: 3,033.90

Maximum: 359,720.27

Average: 54,620.01

Original Term
Original Terms of the Mortgage Loans (months)	Number of Mortgage Loans	Cut-off Date Principal Balance ($)	Percent of Mortgage Pool (%)
180	2,797	172,199,348.98	76.52
240	36	1,734,804.32	0.77
360	1287	51,100,295.03	22.71
Total:	4,120	225,034,448.33	100.00

Minimum: 180

Maximum: 360

Weighted Average: 221

Stated Remaining Term
Stated Remaining Terms of the Mortgage Loans (months)	Number of Mortgage Loans	Cut-off Date Principal Balance ($)	Percent of Mortgage Pool (%)
Less than or equal to 179	2,797	172,199,348.98	76.52
180 - 239	36	1,734,804.32	0.77
Greater than or equal to 300	1287	51,100,295.03	22.71
Total:	4,120	225,034,448.33	100.00

Minimum: 155

Maximum: 359

Weighted Average: 218

Months Since Origination
Months Since Origination of the Mortgage Loans	Number of Mortgage Loans	Cut-off Date Principal Balance ($)	Percent of Mortgage Pool (%)
1	89	3,166,763.20	1.41
2	1,444	62,135,287.91	27.61
3	1237	73,952,454.98	32.86
4	952	58,348,025.25	25.93
5 - 8	361	25,225,297.85	11.21
9 - 12	27	1,763,191.76	0.78
13 - 16	9	396,838.80	0.18
Greater than or equal to 21	1	46,588.58	0.02
Total:	4,120	225,034,448.33	100.00

Minimum: 1

Maximum: 25

Weighted Average: 3

Original Prepay Penalty Terms
Prepay Penalty Original Term of the Mortgage Loans (months)	Number of Mortgage Loans	Cut-off Date Principal Balance ($)	Percent of Mortgage Pool (%)
0	2,471	132,612,727.34	58.93
6	20	2,657,357.48	1.18
12	199	15,681,439.48	6.97
24	661	35,864,083.21	15.94
36	764	37,818,675.19	16.81
60	5	400,165.63	0.18
Total:	4,120	225,034,448.33	100.00

Minimum: 0

Maximum: 60

Weighted Average: 27

Credit Scores
Credit Scores of the Mortgage Loans	Number of Mortgage Loans	Cut-off Date Principal Balance ($)	Percent of Mortgage Pool (%)
Not Available	12	315,245.70	0.14
541 - 560	1	49,982.17	0.02
561 - 580	11	325,370.19	0.14
581 - 600	284	8,854,686.63	3.93
601 - 620	331	11,768,221.52	5.23
621 - 640	701	29,960,996.73	13.31
641 - 660	711	35,511,688.46	15.78
661 - 680	738	46,090,661.14	20.48
681 - 700	328	26,485,616.91	11.77
701 - 720	305	21,952,896.24	9.76
721 - 740	227	16,191,650.52	7.20
741 - 760	201	11,105,064.13	4.93
761 - 780	178	10,627,572.26	4.72
781 - 800	74	4,778,481.21	2.12
Greater than or equal to 801	18	1,016,314.52	0.45
Total:	4,120	225,034,448.33	100.00

Minimum: 551

Maximum: 816

Non-zero Weighted Average: 678

Documentation Type
	Number of	Cut-off Date	Percent of
Documentation Type of the Mortgage Loans	Mortgage	Principal Balance	Mortgage Pool
	Loans	($)	(%)
Full/ALT	1854	75,569,319.00	33.58
Reduce with VOA (A-SI)	2,006	135,811,463.75	60.35
Reduce with VOI (I-NA)	3	152,787.55	0.07
No Ratio	153	8,712,590.44	3.87
Stated/Stated with VVOE	59	2,243,650.80	1.00
None (NI-NA)	45	2,544,636.79	1.13
Total:	4,120	225,034,448.33	100.00

Loan Purpose
	Number of	Cut-off Date	Percent of
Loan Purpose of the Mortgage Loans	Mortgage	Principal Balance	Mortgage Pool
	Loans	($)	(%)
Purchase	3,362	183,452,545.96	81.52
Cash Out/ Equity Refi	661	37,200,354.13	16.53
Rate/Term Refi	97	4,381,548.24	1.95
Total:	4,120	225,034,448.33	100.00

Occupancy Status
	Number of	Cut-off Date	Percent of
Occupancy Status of the Mortgage Loans	Mortgage	Principal Balance	Mortgage Pool
	Loans	($)	(%)
Owner-Occupied	3,576	201,052,251.71	89.34
Investor	485	21,030,007.16	9.35
Second Home	59	2,952,189.46	1.31
Total:	4,120	225,034,448.33	100.00

Property Type
	Number of	Cut-off Date	Percent of
Property Type of the Mortgage Loans	Mortgage	Principal Balance	Mortgage Pool
	Loans	($)	(%)
Single Family Detached	2,790	145,789,330.85	64.79
PUD Detached	102	8,572,946.46	3.81
PUD Attached	679	39,956,464.20	17.76
Condo (<=4 Stories)	284	14,158,850.19	6.29
Condo (> 4 Stories)	14	1,169,910.53	0.52
Townhouse	42	1,953,358.64	0.87
Co-op	1	35,643.04	0.02
2-Family	171	10,677,877.88	4.74
4-Family	19	1,541,551.36	0.69
3-Family	17	1,162,099.02	0.52
Other	1	16,416.16	0.01
Total:	4,120	225,034,448.33	100.00

Geographic Distribution
	Number of	Cut-off Date	Percent of
Geographic Distribution of the Mortgage Loans	Mortgage	Principal Balance	Mortgage Pool
	Loans	($)	(%)
California	890	76,336,654.75	33.92
Florida	508	24,385,103.83	10.84
Virgina	236	14,921,792.60	6.63
New York	157	10,894,153.24	4.84
Arizona	193	8,913,735.74	3.96
Nevada	128	8,277,570.12	3.68
Maryland	122	7,555,128.20	3.36
Texas	205	6,897,733.26	3.07
Colorado	139	6,113,691.59	2.72
Georgia	149	5,681,103.08	2.52
Other	1393	55,057,781.92	24.47
Total:	4,120	225,034,448.33	100.00

Original Loan-to-Value Ratios
		Number of	Cut-off Date	Percent of
Loan-to-Value Ratios of the Mortgage Loans	(%)	Mortgage	Principal Balance	Mortgage Pool
		Loans	($)	(%)
0.01 - 5.00		53	1,267,826.70	0.56
5.01 - 10.00		457	16,470,893.05	7.32
10.01 - 15.00		453	22,862,472.60	10.16
15.01 - 20.00		2,724	141,661,044.92	62.95
20.01 - 25.00		252	19,576,740.78	8.70
25.01 - 30.00		144	19,037,596.55	8.46
30.01 - 35.00		28	3,120,707.76	1.39
35.01 - 40.00		6	608,059.57	0.27
40.01 - 50.00		2	284,885.93	0.13
50.01 - 60.00		1	144,220.47	0.06
Total:		4,120	225,034,448.33	100.00

Minimum: 1.13

Maximum: 52.00

Weighted Average: 19.83

Original Combined Loan to Value Ratios
		Number of	Cut-off Date	Percent of
Combined Loan-to-value Ratios of the Mortgage Loans	(%)	Mortgage	Principal Balance	Mortgage Pool
		Loans	($)	(%)
Less than or equal to 40.00		2	84,676.14	0.04
40.01 - 60.00		19	1,404,068.35	0.62
60.01 - 80.00		131	8,215,950.65	3.65
80.01 - 85.00		88	4,206,164.10	1.87
85.01 - 90.00		568	26,706,272.53	11.87
90.01 - 95.00		570	31,160,083.15	13.85
95.01 - 100.00		2,742	153,257,233.41	68.10
Total:		4,120	225,034,448.33	100.00

Minimum: 37.45

Maximum: 100.00

Weighted Average: 96.43

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Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. These Computational Materials do not contain all information that is required to be included in the base prospectus and prospectus supplement. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the Securities discussed in this communication. NSI is acting as underwriter/placement agent and not as agent for the Depositor in connection with the proposed transaction.

Computational Materials NAAC Series 2005-S3 August 10, 2005

Contacts
SECONDS DESK
Contact	Phone	Fax	Email
Brett Marvin	212-667-1888	646-587-1888	bmarvin@us.nomura.com
Managing Director

Rob Gartner	212-667-2210	646-587-1995	rgartner@us.nomura.com
Vice President
STRUCTURING
Contact	Phone	Fax	Email
Panos Nikoulis	212-667-2160	646-587-8660	pnikoulis@us.nomura.com
Vice President
COLLATERAL
Contact	Phone	Fax	Email
Alex Lee	212-667-2225	646-587-8641	alee@us.nomura.com
Analyst

John Lo	212-667-1398	646-587-1398	jlo@us.nomura.com
Assistant Vice President
TRANSACTION MANAGEMENT
Contact	Phone	Fax	Email
John Graham	212-667-2276	646-587-9592	jgraham@us.nomura.com
Managing Director

Jeane Leschak	212-667-2316	646-587-9212	jleschak@us.nomura.com
Vice President

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Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. These Computational Materials do not contain all information that is required to be included in the base prospectus and prospectus supplement. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the Securities discussed in this communication. NSI is acting as underwriter/placement agent and not as agent for the Depositor in connection with the proposed transaction.